Exhibit 10.1

FORM OF OPENWORLD, INC.

RESTRICTED SHARE SUBSCRIPTION AGREEMENT

This Agreement is made and entered into on ______________, 2026 (the “Effective Date”) by and between OpenWorld, Inc., a Nevada corporation (the “Company”) and __________________ (the “Subscriber”).

1.       SUBSCRIPTION FOR SHARES. On the Effective Date and subject to the terms and conditions of this Agreement, Subscriber hereby subscribes from the Company, and Company hereby issues to Subscriber, _________ shares of common stock of the Company, having a par value of $0.001 per share (the “Shares”). As used in this Agreement, the term “Shares” refers to the Shares subscribed under this Agreement and includes all securities issued as a result of any stock dividend, stock split, stock combination, recapitalization, reclassification, merger, consolidation, reorganization, spin-off, split-up or other similar transaction or event.

2.       CLOSING.

2.1       Deliveries by Subscriber. Subscriber hereby delivers to the Company: (a) a duly executed copy of this Agreement, (b) two (2) original blank undated stock power in favor of the Company in the form set out in Exhibit 1 attached hereto in respect of Shares acquired by the Company pursuant to Section 6 of this Agreement (the “Stock Power”), executed by Subscriber, (c) such identification documents and other information as is reasonably requested by the Company.

2.2       Deliveries by the Company. Upon its receipt of all the documents to be executed and delivered by Subscriber to the Company under Section 2.1, the Company will issue the Shares pursuant to the terms of this Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. Subscriber hereby represents and warrants to the Company as follows.

3.1         For Own Account. Subscriber has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Subscriber has any beneficial ownership of any of the Shares.

3.2       Access to Information. Subscriber has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Subscriber reasonably considers important in making the decision to acquire the Shares, and Subscriber has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

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3.3       Understanding of Risks. Subscriber is a founder, officer, employee, consultant or independent contractor of the Company and is fully aware of: (a) the highly speculative nature of the Shares; (b) the financial hazards involved; (c) the qualifications and backgrounds of the management of the Company; and (d) the tax consequences of receiving the Shares. Subscriber acknowledges that the market price of the Company's Common Stock may be volatile and that the Company has made no representation or warranty regarding the future value of the Shares or the future performance of the Company

3.4       Subscriber’s Qualifications. Subscriber has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Subscriber aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors.

3.5       No General Solicitation. At no time was Subscriber presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer of the Shares.

3.6       Compliance with Securities Laws. Subscriber understands and acknowledges that, in reliance upon the representations and warranties made by Subscriber herein, the Shares are not being registered with the U.S. Securities and Exchange Commission (“SEC”) under the 1933 Act or pursuant to any applicable state securities law regulations (the “Law”), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law or other applicable securities laws which impose certain restrictions on Subscriber’s ability to transfer the Shares.

3.7       Restrictions on Transfer. Subscriber understands that Subscriber may not transfer any Shares unless such Shares are registered under the 1933 Act or other applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Subscriber understands that only the Company may file a registration statement with the SEC or applicable U.S. state securities commissioners and that the Company is under no obligation to do so with respect to the Shares. Subscriber has also been advised that exemptions from registration and qualification may not be available or may not permit Subscriber to transfer all or any of the Shares in the amounts or at the times proposed by Subscriber.

3.8       Rule 144. In addition, Subscriber has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six months, and in certain cases one year, after they have been acquired , before they may be sold under Rule 144. Subscriber understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Subscriber remains an “affiliate” of the Company and certain information about the Company (as defined in Rule 144) is not publicly available.

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4.       Lock-UP AGREEMENT. Subscriber agrees in connection with any registration of the Company’s securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Subscriber will enter into a lock-up agreement requested by the underwriter not to sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally; provided, however, such restriction are no more restrictive than those applicable to officers, directors, and employees of the Company. For purposes of this Section 4, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section (if any) and to impose stop transfer instructions with respect to the Shares until the end of such period. Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing and that such underwriters are express third party beneficiaries of this Section 4.

5.        Reserved.

6.       COMPANY’S REPURCHASE OPTION. The Company and/or its assignees shall have the option to repurchase all or a portion of the Restricted Shares (defined in Section 6.2 below) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Subscriber ceases to be employed by the Company or its Affiliates (as defined herein) for any reason, including without limitation Subscriber’s death, disability, voluntary resignation or termination by the Company, provided that the Repurchase Option shall not apply if Subscriber’s employment is terminated by the Company without Cause (as defined in Subscriber’s Employment Offer Letter).

6.1       Definition of “Employed by the Company”; “Termination Date”. For purposes of this Agreement, Subscriber will be considered to be “employed by the Company” if the Subscriber is rendering services as an officer, employee, consultant or independent contractor to the Company or to any Affiliate of the Company. Subscriber shall cease to be employed by the Company only upon (a) Subscriber’s voluntary resignation from such role, (b) written notice of termination delivered to Subscriber by the Company or the applicable Affiliate, (c) Subscriber’s death or permanent disability, or (d) the mutual written agreement of Subscriber and the Company to terminate such service. The “Termination Date” shall be the effective date specified in such written resignation, termination notice, or mutual agreement, or, in the case of death or permanent disability, the date such event occurs. In the event of any dispute regarding whether Subscriber remains employed by the Company or the applicable Termination Date, such dispute shall be resolved based on the existence and terms of the applicable written notice or agreement described above, and the Board of Directors shall not have authority to unilaterally determine or retroactively designate the Termination Date absent such written documentation. An “Affiliate” means any entity that owns, directly or indirectly, share representing more than fifty percent (50%) of the total combined voting power of all classes of share of the Company or any entity in which the Company owns, directly or indirectly, equity interests representing more than fifty percent (50%) of the voting power of such entity.

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6.2       Restricted and Unrestricted Shares. Shares that are no longer subject to repurchase by the Company if Subscriber ceases to be employed by the Company pursuant to the schedule set forth herein are “Unrestricted Shares”. Shares that are subject to repurchase by the Company if Subscriber ceases to be employed by the Company pursuant to the schedule set forth herein are “Restricted Shares”. Restricted Shares may not be sold or otherwise transferred by Subscriber without the Company’s prior written consent. On the Effective Date all of the Shares will be Restricted Shares. If Subscriber has continuously been employed by the Company or any Affiliate, at all times from the Effective Date until the corresponding date (and if there is no corresponding date, then the last day of such calendar month) that is the twenty second (22nd) month after the Effective Date (the “First Vesting Date”), then on the First Vesting Date, 1/15th of the Shares will become Unrestricted Shares; and thereafter, for so long (and only for so long) as Subscriber remains continuously employed by the Company or any Affiliate or successor (referred to collectively with the Company in this Section 6.2 as the “Company”) at all times after the First Vesting Date, on the same day of each succeeding calendar month after the First Vesting Date (or if there is no such day in any month, then the last day of such calendar month) an additional 1/15th of the Shares will become Unrestricted Shares. No Restricted Shares will become Unrestricted Shares after the Termination Date, provided that if Subscriber’s employment is terminated by the Company without Cause, the Restricted Shares shall continue to become Unrestricted Shares in accordance with the schedule above notwithstanding such termination.

6.3       Adjustments. The number of Shares (whether Unrestricted Shares or Restricted Shares) will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification or recapitalization of the common stock of the Company occurring after the Effective Date.

6.4       Exercise of Repurchase Option at Original Price. At any time within ninety (90) days after the Termination Date, the Company may elect to repurchase any or all of the Restricted Shares by giving Subscriber written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Subscriber (or from Subscriber’s personal representative as the case may be) any or all of the Restricted Shares at their nominal or par value of $0.001 per share (the “Repurchase Price”). Notwithstanding anything to the contrary in the foregoing, unless the Company notifies the Subscriber within ninety (90) days from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Restricted Shares, the Repurchase Option shall be deemed automatically exercised by the Company at the end of such ninety (90) day period from the Termination Date and the execution of this Agreement shall constitute deemed notice of the Company’s intention to exercise its Repurchase Option with respect to all Restricted Shares to which its Repurchase Option applies and further operates to appoint and constitute the Company as the agent for the Subscriber for the purpose of the proposed disposition, with full power to execute, complete and deliver in the name and on behalf of the Subscriber an instrument of transfer and take all other necessary action to effect the disposition in accordance with Section 8 (the “Deemed Notice”). If the Company neither notifies Subscriber prior to the end of such ninety (90) day period of the Company’s decision not to exercise its Repurchase Option, nor delivers payment of the aggregate Repurchase Price to Subscriber after the actual or deemed exercise of the Repurchase Option, then the sole remedy of Subscriber thereafter shall be to receive the aggregate Repurchase Price from the Company in the manner set forth above for the Restricted Shares that are deemed repurchased, and in no case shall Subscriber have any claim of ownership as to any of such Restricted Shares.

6.5       Payment of Repurchase Price. The Repurchase Price will be payable, at the option of the Company and/or its assignee(s), as the case may be, by wire transfer of immediately available US funds or by cancellation of all or a portion of any outstanding indebtedness owed by Subscriber to the Company (or to such assignee) or by any combination thereof. The Repurchase Price will be paid without interest within ninety (90) days after the Company gives the Subscriber written notice of the exercise of its Repurchase Option or the effectiveness of the Deemed Notice.

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6.6       Right of Termination Unaffected. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Affiliate) to terminate Subscriber’s employment with the Company (or any Affiliate) at any time for any reason or no reason, with or without cause.

6.7      Termination of Repurchase Option. The Repurchase Option will terminate as to all Shares upon the exercise by the Company of its Repurchase Option for all of the Shares the subject of this Agreement.

7.       RIGHTS AS OWNER OF SHARES.

7.1       Encumbrances on Unrestricted Shares. Subscriber may grant a lien or security interest in, or pledge, charge, hypothecate or encumber Unrestricted Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, charge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (a) such lien, security interest, pledge, charge, hypothecation or encumbrance will not apply to such Unrestricted Shares after they are acquired by the Company and/or its assignees under this Agreement; and (b) the provisions of this Agreement will continue to apply to such Unrestricted Shares in the hands of such party and any transferee of such party.

7.2       Rights over Shares. Subject to the terms and conditions of this Agreement, Subscriber will be the record owner of the Shares until the shares of Common Stock are sold or otherwise disposed of, and shall be entitled to all of the rights of a stockholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Shares with respect to which they were paid, and any such dividends or other distributions shall vest on the same date as the shares of Restricted Stock to which such dividends or other distributions relate vest. The Company may issue stock certificates or evidence the Subscriber’s interest by using a restricted book entry account. Physical possession or custody of any stock certificates that are issued shall be retained by the Company until such time as the Shares vests. If the Subscriber forfeits any of his rights under this Agreement in accordance with Section 6 hereof, the Subscriber shall, on the date of such forfeiture, no longer have any rights as a stockholder with respect to the Shares forfeited and shall no longer be entitled to vote or receive dividends on such shares.

8.       ESCROW.

8.1       As security for Subscriber’s faithful performance of this Agreement, Subscriber agrees to deliver the Stock Power executed by Subscriber to the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such Stock Power in escrow (the “Escrow”) and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Subscriber and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent (as construed in accordance with Delaware law) or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court or arbitration with respect to the transactions contemplated by this Agreement. The Escrow will terminate upon termination of the Right of First Refusal and the Repurchase Option and the Stock Power shall be discarded.

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8.2       By way of security the Company and every Escrow Holder is hereby irrevocably appointed separately to be the attorney of the Subscriber, for the purpose of carrying out the provisions set out in Section 8.1 of this Agreement and taking any action and executing any instruments which the Company may deem necessary or advisable to accomplish the full benefit of Section 6 and this Section 8. The power of attorney hereby granted is granted irrevocably for full value as part of the security constituted hereby to secure proprietary interests of and the performance of obligations owed to the Company within the meaning of the Nevada Revised Statutes and the Subscriber hereby acknowledges the same.

8.3       The power hereby conferred shall be a general power of attorney and the Subscriber ratifies and confirms, and agrees to ratify and confirm, anything which any of its attorneys may do in the proper and lawful exercise, or purported exercise, of all or any of the rights, powers, authorities and discretions referred to in Section 8.2.

9.       U.S. TAX CONSEQUENCES. SUBSCRIBER UNDERSTANDS THAT SUBSCRIBER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF SUBSCRIBER’S DISPOSITION OF THE SHARES. SUBSCRIBER REPRESENTS (a) THAT SUBSCRIBER HAS CONSULTED WITH A TAX ADVISER THAT SUBSCRIBER DEEMS ADVISABLE IN CONNECTION WITH THE DISPOSITION OF THE SHARES AND (b) THAT SUBSCRIBER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Subscriber hereby acknowledges that Subscriber has been informed that, in addition to receiving taxable income upon the receipt of any Shares paid for by the cancellation of compensation for services rendered, unless an election is filed by the Subscriber with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days to be effective, electing pursuant to Section 83(b) of the U.S. Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on their fair market value on the date of receipt, there will be a recognition of taxable income to the Subscriber, measured by the excess, if any, of the fair market value of the Shares, at the time such Shares are subscribed for. Subscriber represents that Subscriber has consulted any tax advisors Subscriber deems advisable in connection with Subscriber’s receipt of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 2 for reference. SUBSCRIBER HEREBY ASSUMES ALL RESPONSIBILITY FOR PROPERLY COMPLETING AND TIMELY FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE RESTRICTED SHARES.

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10.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

10.1       Legends. Subscriber understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares (if any), together with any other legends that may be required by U.S. state or federal securities laws, the Company’s Articles of Incorporation and Bylaws, any other agreement between Subscriber and the Company or any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHTS OF REPURCHASE AND FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF RESTRICTION, AS SET FORTH IN A RESTRICTED SHARE SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE REGISTERED OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHTS OF REPURCHASE AND FIRST REFUSAL, AND THE MARKET STANDOFF RESTRICTION, ARE BINDING ON TRANSFEREES OF THESE SHARES.

10.2       Stop-Transfer Instructions. Subscriber agrees that, the Company will not be required (a) to record the transfer of any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or Articles of Incorporation and Bylaws or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any Subscriber or other transferee to whom such Shares have been so transferred.

11.       COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Subscriber with all applicable laws and regulations and with all applicable requirements of any share exchange or automated quotation system on which the Company’s ordinary shares may be listed or quoted at the time of such issuance or transfer. Notwithstanding any other provision of this Agreement, the issuance and/or transfer of any Shares to the Subscriber under this Agreement shall not be effected (and the Company shall be under no obligation to cause such issuance or transfer to be registered) if the Subscriber has failed to provide any requisite anti-money laundering or know-your-customer information which the Company has requested. Moreover, the Company may decline to register the issuance and/or transfer of Shares to the Subscriber under this Plan where such issuance and/or transfer of Shares would subject the Company to adverse legal, tax or regulatory consequences.

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12.       GENERAL PROVISIONS.

12.1       Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States; or (c) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement or at such other address as such other party may designate by one of the indicated means of notice herein to the other party hereto. A “business day” shall be a day, other than Saturday or Sunday, when the banks in New York, New York are open for business.

12.2      Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

12.3       Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, (a) all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement and (b) all references herein to “days” will mean “calendar days.”

12.4       Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

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12.5       Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.6       Assignments; Successors and Assigns. The Company may assign any of its rights and obligations under this Agreement, including but not limited to its rights to repurchase Shares under the Repurchase Option. Any assignment of rights and obligations by any other party to this Agreement requires the Company’s prior written consent. This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

12.7      Entire Agreement. This Agreement (including its exhibits) and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

12.8      Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this Section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

12.9       Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

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12.10      Counterparts; Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12.11       Third Party Rights. (a) Any Escrow Holder not being a party to this Agreement, may enforce any rights granted to it pursuant to this Agreement in its own right as if it were a party to this Agreement. (b) Except as expressly provided in paragraph (a) above, a person who is not a party to this Agreement shall not have any rights to enforce any term of this Agreement.(c) Notwithstanding any term of this Agreement, the consent of or notice to any person who is not a party to this Agreement shall not be required for any termination, rescission or agreement to any variation, waiver, assignment, novation, release or settlement under this Agreement at any time.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Restricted Share Subscription Agreement to be executed by its duly authorized representative and Subscriber has executed this Agreement, each as a deed on the Effective Date.

“COMPANY”	“SUBSCRIBER”

OPENWORLD, INC.	____________________

By:	By:

Name:	Name:

Title:	Title:

Witness:	Witness:

Name:	Name:

Address:	Address:

[Signature Page To Restricted Share Subscription Agreement]

EXHIBIT 1

Stock Power

STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto OPENWORLD, INC., _________________ (_______) shares of Common Stock of OPENWORLD, INC., a Nevada corporation, standing in the undersigned's name on the books of such corporation and represented by Certificate No. ________ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as attorney-in-fact to transfer such stock on the books of the Corporation, with full power of substitution in the premises.

Dated: ___________________

_________________________________

(Signature)

_________________________________

(Print Name)

EXHIBIT 2

ELECTION UNDER SECTION 83(b) OF THE
INTERNAL REVENUE CODE